UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2020

RTW RETAILWINDS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-32315	33-1031445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118-35 Queens Boulevard

4th Floor

Forest Hills, New York 11375

(Address of principal executive offices, including Zip Code)

(212) 884-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RTWIQ	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.03. Bankruptcy or Receivership.

Bankruptcy

As previously reported, on July 13, 2020, RTW Retailwinds, Inc. (the “Company”) and certain of its subsidiaries (collectively with the Company, the “Debtors”) each filed a voluntary petition in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) (collectively, the “Chapter 11 Cases”). The Chapter 11 Cases are being jointly administered under the caption and case number, RTW Retailwinds, Inc., et al., Case No. 20-18445 (Jointly Administered). All documents filed with the Bankruptcy Court are available for inspection at https://cases.primeclerk.com/rtwretailwinds.

Confirmation of Plan of Liquidation

On December 11, 2020, following a confirmation hearing held on December 9, 2020, the Bankruptcy Court entered Findings of Fact, Conclusions of Law, and Order Confirming the Joint Chapter 11 Plan of Liquidation for the Debtors (the “Confirmation Order”). The Confirmation Order confirmed the Joint Chapter 11 Plan of Liquidation for the Debtors (as amended, supplemented or otherwise modified, the “Plan of Liquidation”). Copies of the Plan of Liquidation and Confirmation Order are filed as Exhibit 2.1 and Exhibit 99.1, respectively, to this Current Report on Form 8-K, and are incorporated by reference into this Item 1.03.

Summary of Plan of Liquidation

The Plan of Liquidation, as confirmed by the Bankruptcy Court, provides for the appointment of a liquidating trustee (the “Liquidation Trustee”) and for the transfer of substantially all of the Debtors’ remaining assets to a liquidating trust (the “Liquidation Trust”). The Liquidation Trustee will administer the Plan of Liquidation and the Liquidation Trust. Among other things, the Liquidation Trustee will (i) liquidate and dissolve the Debtors that remain in existence on and after the effective date of the Plan of Liquidation (the “Effective Date”), (ii) resolve all disputed claims, (iii) make distributions to holders of allowed claims in accordance with the terms of the Plan of Liquidation, (iv) pursue, abandon or settle causes of action of the estates, which causes of action will be transferred to the Liquidation Trust upon the Effective Date, and (v) otherwise implement the Plan of Liquidation.

The Plan of Liquidation creates eight classes of claims against and interests in the Debtors. Claims in Class 1 (Secured Tax Claims), Class 2 (Other Secured Claims), Class 3 (Other Priority Claims), and Class 4 (Prepetition Credit Party Claims) are unimpaired under the Plan of Liquidation and are conclusively presumed to have accepted the Plan of Liquidation without the solicitation of acceptances or rejections pursuant to section 1126(f) of the Bankruptcy Code. Holders of allowed claims in Class 5 (General Unsecured Claims) are entitled to receive certain distributions under the Plan of Liquidation. Holders of claims in Class 6 (Intercompany Claims) and Class 7 (Subordinated Claims) and holders of interests in Class 8 (Equity Interests) will not receive any distributions or receive or retain any property under the Plan of Liquidation on account of such claims and interests. In addition, the Plan of Liquidation provides for the payment of Administrative Claims, Priority Tax Claims and Professional Fee Claims. Certain reserves may be created by the Liquidation Trustee for purposes of resolving disputed claims and ongoing disputes, and funding various costs and expenses associated with the administration of the Plan of Liquidation and the wind down of the Debtors’ businesses.

The Effective Date will be the business day selected by the Debtors on which: (a) no stay of the Confirmation Order is in effect; (b) all conditions precedent specified in Article IX of the Plan of Liquidation have been satisfied or waived (in accordance with Article IX of the Plan of Liquidation); and (c) the Plan of Liquidation is declared effective. The Effective Date is anticipated to be on or around December 31, 2020.

The foregoing description is a summary of the material terms of the Plan of Liquidation and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan of Liquidation filed as Exhibit 2.1 to this Current Report on Form 8-K. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Plan of Liquidation or Confirmation Order, as appropriate.

Cautionary Note Regarding the Company’s Common Stock

As of December 15, 2020, the Company had 64,492,229 shares of common stock outstanding. Under the Plan of Liquidation confirmed by the Bankruptcy Court, the holders of the Company’s common stock will not receive a distribution on account of their equity interests and the Company’s common stock will be cancelled on the Effective Date. Even though the Company’s common stock may continue to be quoted on the OTC Pink Market, under the Plan of Liquidation it has no underlying asset value and the Company’s stockholders should not view the trading activity of the Company’s common stock on the OTC Pink Market or any other market or trading platform as being indicative of the value the Company’s stockholders will receive in connection with the liquidation of the Company.

Item 3.03. Material Modification to Rights of Security Holders.

As provided in the Plan of Liquidation, the obligations of any Debtor (including the Company) pursuant, relating, or pertaining to any agreements, indentures, certificates of designation, bylaws, or certificate or articles of incorporation or similar documents governing the shares, certificates, notes, and purchase rights, options, warrants, or other instruments or documents evidencing or creating any indebtedness or obligations of the Debtors (including the Company) related thereto shall be cancelled and deemed null and void.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Plan of Liquidation provides that on the Effective Date all officers, directors, and managers of the Company shall be deemed to have resigned and shall be discharged from any further duties and responsibilities in such capacity. As provided in the Plan of Liquidation, each of the Company’s directors, Grace Nichols, David H. Edwab, James O. Egan, and Susan J. Riley and the Company’s remaining officers will cease to be directors and officers of the Company on the Effective Date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description
2.1	Debtors’ Joint Chapter 11 Plan of Liquidation, dated October 29, 2020
99.1	Order Confirming Debtors’ Joint Chapter 11 Plan of Liquidation, dated December 11, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTW RETAILWINDS, INC.

/s/ Sheamus Toal
Date: December 16, 2020	Name:	Sheamus Toal
	Title:	Chief Executive Officer and Chief Financial Officer

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